Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In  connection  with the  Quarterly  Report of INDIGO INTERNATIONAL, CORP. (the "Company")  on Form 10-Q for the period  ended  May 31,  2011 as filed with the Securities  and  Exchange  Commission  on the date  hereof (the  "Report"),  the undersigned,  in the  capacities  and  on  the  dates  indicated  below,  hereby certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to his knowledge:

     1.   The Report fully complies with the  requirements  of Section 13(a) or 15(d) of the Securities Exchange Act of  1934; and

     2.   The  information  contained  in the  Report  fairly  presents,  in all material respects,  the financial  condition and   results of operations  of the Company.

Date: July 13, 2011

/s/ Ireneusz Antoni Nawrot

__________________________

Ireneusz Antoni Nawrot, President,

Chief Executive Officer and

Chief Financial Officer